UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025

MiNK Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40908	82-2142067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Fifth Avenue Suite 500 New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 994-8250

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	INKT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 17, 2025, MiNK Therapeutics, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s issued and outstanding common stock, par value $0.00001 (the “Common Stock”) at a ratio of 1-for-10 (the “Reverse Stock Split”). Pursuant to the Certificate of Amendment, the Reverse Stock Split will be effective at 12:01 a.m., Eastern Time, on January 28, 2025. The Company expects that upon the opening of trading on January 28, 2025, the Company’s Common Stock will begin trading on a post-split basis under CUSIP number 603693 201.

As discussed below, on January 17, 2025, the Company’s stockholders approved a proposal to amend the Certificate of Incorporation in accordance with the Certificate of Amendment at a Special Meeting of Stockholders of the Company (the “Special Meeting”). The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on January 17, 2025. Only stockholders of record as of December 16, 2024 (the “Record Date”) were entitled to vote at the Special Meeting. As of the Record Date, there were 39,630,402 shares outstanding and entitled to vote at the Special Meeting, of which 27,582,512 shares were present or represented by proxy, constituting a quorum on all matters voted upon. The final voting results of the Special Meeting are as follows:

Proposal 1: Approval of the Certificate of Amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of 1-for-10.

In accordance with the results below, Proposal 1 was approved.

For	Against	Abstain	Broker Non-Votes
26,500,274	1,026,255	56,013	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of MiNK Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2025	By:	/s/ Jennifer Buell, Ph.D.
Jennifer Buell, Ph.D., President and CEO